POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, ALPHA ANALYTICS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the President and a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 1998.

                                                      /s/_______________________
                                                      Robert E. Gipson
                                                      President and Trustee

STATE OF CALIFORNIA         )
                            )        ss:
COUNTY OF LOS ANGELES       )


My Commission Expires: 4/15/00

         On December 9, 1998, before me, Virginia Solomen, Notary Public, personally appeared ROBERT E. GIPSON, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.


/s/ VIRGINIA SOLOMEN
--------------------------



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, ALPHA ANALYTICS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is Secretary, Treasurer and a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of December, 1998.

                                               /s/______________________________
                                                Jack P. McNally
                                                Secretary, Treasurer and Trustee
STATE OF CALIFORNIA            )
                               )        ss:
COUNTY OF LOS ANGELES          )


My Commission Expires: 4/15/00

         On December 9, 1998, before me, Virginia Solomen, Notary Public, personally appeared JACK P. McNALLY, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

 WITNESS my hand and official seal.


s/s Virginia Solomen
____________________________

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, ALPHA ANALYTICS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, her attorneys for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of December, 1998.

                                             /s/
                                             -----------------------------------
                                             Michelle M. Schoeffel
                                             Trustee


STATE OF CALIFORNIA        )
                           )        ss:
COUNTY OF LOS ANGELES      )


My Commission Expires: 4/15/00
         On December 15,1998, before me,Virginia Solomen, Notary Public, personally appeared MICHELLE M. SCHOEFFEL, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

 WITNESS my hand and official seal.


Virginia Solomen
___________________________________________

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, ALPHA ANALYTICS INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 9th day of December, 1998.

ATTEST:                                      ALPHA ANALYTICS INVESTMENT TRUST


/s/__________________________             By:/s/_______________________________
Jack P. McNally, Secretary                        Robert E. Gipson, President


STATE OF CALIFORNIA           )
                              )        ss:
COUNTY OF LOS ANGELES         )

My Commission Expires:   4/15/00

         On December 9th, 1998, before me, Virginia Solomen, Notary Public, personally appeared ROBERT E. GIPSON, President and JACK P. McNALLY, Secretary, personally known to me to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

 WITNESS my hand and official seal.

Virginia Solomen
____________________________________________